Exhibit 10.1

COMMON STOCK PURCHASE WARRANT

GEOVAX LABS, INC.

Warrant Shares:	Issue Date:

Warrant Number:	Expiration Date:

THIS COMMON STOCK PURCHASE WARRANT (this "Warrant") certifies that, for value received, __________________________ (the "Holder") is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Issue Date, (the "Initial Exercise Date") and on or prior to the close of business on the five (5) year anniversary of the Issue Date (the "Termination Date"), but not thereafter, to subscribe for and purchase from GeoVax Labs, Inc., a Delaware corporation (the "Company"), up to _____________ shares (the "Warrant Shares") of the Company’s Common Stock (the “Common Stock”).  The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).  This Warrant is being issued to the Holder in connection with the purchase of Common Stock by the Holder under the Confidential Memorandum.

Section 1.             Definitions.  Except as otherwise defined herein, the capitalized terms in this Warrant shall have the meanings set forth in Section 6.

Section 2.             Exercise and Redemption.

a)           Exercise of Warrant.  Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of this Warrant accompanied by a duly executed Notice of Exercise Form in the form annexed hereto; and, within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier's check drawn on a United States bank.  Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased.  The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases.  The Company shall deliver any objection to any Notice of Exercise Form within three (3) Business Days of receipt of such notice.

b)           Exercise Price.  The exercise price per share of the Common Stock under this Warrant shall be $1.00, subject to adjustment hereunder (the "Exercise Price").

c)           Mechanics of Exercise.

i.           Delivery of Certificates Upon Exercise.  Certificates for shares purchased hereunder shall be transmitted by the Company or the transfer agent to the Holder if the Warrant Shares may be issued pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in accordance with applicable state securities laws, by physical delivery to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Days after the latest of (A) the delivery to the Company of the Notice of Exercise Form, (B) surrender of this Warrant, and (C) payment of the aggregate Exercise Price as set forth above (such date, the "Warrant Share Delivery Date").  This Warrant shall be deemed to have been exercised on the first date on which all of the foregoing have been delivered to the Company.  The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price and all taxes (other than transfer taxes) required to be paid by the Holder, if any, prior to the issuance of such shares, and the issuance of certificates for the shares purchased hereunder.

ii.           Delivery of New Warrants Upon Exercise.  If this Warrant shall have been exercised in part, the Company shall, upon surrender of this Warrant, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to Holder a new Warrant evidencing the rights of Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii.          No Fractional Shares or Scrip.  No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.  As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

iv.          Charges, Taxes and Expenses.  Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to he issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder.

v.           Closing of Books.  The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant pursuant to the terms hereof.

Section 3.             Certain Adjustments.

a)           Stock Dividends and Splits.  If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged.  Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)           Fundamental Transaction.  If, at any time while this Warrant is outstanding, a Fundamental Transaction occurs, then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder, the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the "Alternate Consideration") receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction.  For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction.  The Company shall cause any Successor Entity in a Fundamental Transaction to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the holder of this Warrant, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its Parent Entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder.  Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the "Company" shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

c)           Calculations.  All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

d)           Notice to Holder.

i.           Adjustment to Exercise Price.  Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.           Notice to Allow Exercise by Holder.  If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.  The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4.             Transfer of Warrant.

a)           Transferability.  The Holder may not assign, convey, or otherwise transfer this Warrant, whether by operation of law or otherwise, without the prior written consent of the Company, which consent shall not be unreasonably withheld.  The Company will consent to a transfer of this Warrant, in whole or in part, as a bona fide gift or gifts, or by will or intestacy to one or more accredited investors, provided that such transfer complies with any applicable securities laws.  Upon such transfer consented to by the Company, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified by the assignor of hereof, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled.  The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.  Any purported transfer of this Warrant by the Holder in violation of this Section 4 shall be null and void ab initio.

b)           New Warrants.  Subject to compliance with Section 4(a), this Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney.  Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.  All Warrants issued on transfers or exchanges shall be dated as of the original Issue Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto and the Warrant number.

c)           Warrant Register.  The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Holder hereof from time to time.  The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

Section 5.             Miscellaneous.

a)           No Rights as Stockholder Until Exercise.  Except as expressly set forth herein, this Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof and the issuance of the Warrant Shares as set forth in Section 2(c)(i).

b)           Loss, Theft, Destruction or Mutilation of Warrant.  The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c)           Saturdays, Sundays, Holidays, etc.  If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

d)           Authorized Shares.  The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant.  The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the Warrant Shares upon the exercise of the purchase rights by Holder under this Warrant.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the Common Stock may be listed.  The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

e)           Governing Law.  All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof.  Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by this Warrant (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in Wilmington, Delaware.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Wilmington, Delaware for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of this Warrant), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Warrant and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.  If either party shall commence an action or proceeding to enforce any provisions of this Warrant, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

f)            Restrictions.  The Holder acknowledges that if the acquisition of the Warrant Shares acquired upon the exercise of this Warrant is not registered under the Securities Act,  then the Warrant Shares will have restrictions upon resale imposed by state and federal securities laws.

g)           Notices.  Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Subscription Agreement pursuant to which the Warrant was originally issued.

h)           Successors and Assigns.  Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder.

i)             Amendment.  This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Required Holders.

j)            Severability.  Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

k)           Headings.  The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

Section 6.             Certain Definitions.  For purposes of this Warrant, the following terms shall have the following meanings:

"Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

"Commission" means the United States Securities and Exchange Commission.

"Common Stock" means (i) the Company's shares of Common Stock, par value $0.001 per share, and (ii) any share capital into which such Common Stock shall have been changed or any share capital resulting from a reclassification of such Common Stock.

"Confidential Memorandum" means that certain Confidential Private Placement Memorandum of the Company dated December 1, 2011.

 “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"Fundamental Transaction" means that (A) the Company shall directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, and as a result, the persons holding the Company’s Common Stock immediately prior to such consolidation or merger own less than 50% of the outstanding voting power of the surviving entity or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of either the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination), or (B) any "person" or "group" (as these terms are used for purposes of Sections 13(d) and 14(d) of the Exchange Act), becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

"Parent Entity" of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

"Person" means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof

"Principal Market" means NYSE Amex Equities.

"Required Holders" mean the holders holding Warrants representing at least 50% of the Warrant Shares issuable upon exercise of all then outstanding Warrants issued under the Confidential Memorandum.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"Successor Entity" means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

“Trading Market” means NYSE Amex Equities, The New York Stock Exchange, Inc., The Nasdaq Global Market, or The Nasdaq Capital Market.

"Trading Day" means any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded; provided that "Trading Day" shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00 p.m., New York Time)..

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(Signature Pages Follow)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

GEOVAX LABS, INC.

By:
Name:
Title:

NOTICE OF EXERCISE

TO:	GEOVAX LABS, INC.	Date:

(1)           The undersigned hereby elects to purchase ______________ Warrant Shares of GeoVax Labs, Inc. (the “Company”)  pursuant to the terms of that certain Common Stock Purchase Warrant dated as of _____________, 2011 of the Company (the “Warrant”), a copy of which is attached hereto (only if exercised in full), and tenders herewith payment of the Exercise Price in full in lawful money of the United States.  Capitalized terms used here and not otherwise defined herein shall have the meanings ascribed to such terms in the Warrant.

(2)           Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

The Warrant Shares shall be delivered to the following DWAC Account Number:

Account Number:
Account Name:
DTC Number:

or by physical delivery of a certificate to:

(3)           The undersigned makes the following representations, warranties and covenants with the intent that the same will be relied upon by the Company in connection the issuance of the Warrant Shares:

a)           Information.  The undersigned acknowledges that the undersigned has been offered the opportunity to obtain information, to verify the accuracy of the information received by him, her or it and to evaluate the merits and risks of this investment and to ask questions of and receive satisfactory answers concerning the terms and conditions of this investment.  The undersigned has received and read the Company’s Private Placement memorandum dated November __, 2011, including the “Rick Factors” included in the Private Placement Memorandum.  The  undersigned understands that information regarding the Company is on file with the Commission, and the undersigned has had the opportunity to review the documents referred to in the Private Placement Memorandum and specifically incorporated therein by reference.

The undersigned has had access to such information as he, she or it has deemed necessary in order to make an informed investment decision with respect to the investment being made hereby. The Company has made its officers available to the undersigned to answer questions concerning the Company and the investment being made hereby.  In making the decision to purchase the Warrant Shares, the undersigned has relied and will rely solely upon independent investigations made by him, her or it.  The undersigned is not relying on the Company with respect to any tax or other economic considerations involved in this investment.  To the extent the undersigned has deemed it appropriate, the undersigned has consulted with his, her or its own attorneys and other advisors with respect to all matters concerning this investment.

b)           Not a Registered Offering.  The undersigned understands that the Warrant Shares have not been and will not being registered with the Commission nor with the governmental entity charged with regulating the offer and sale of securities under the securities laws and regulations of the state of residence of the undersigned and are being offered and sold pursuant to the exemption from registration provided in Section 4(2) of the Securities Act, and Rule 506 of Regulation D (“Regulation D”) promulgated under the Securities Act by the Commission and limited exemptions provided in the “Blue Sky” laws of the state of residence of the undersigned, and that no governmental agency has recommended or endorsed the Warrant Shares nor made any finding or determination relating to the fairness for investment of the Warrant Shares or of the adequacy of the information on file with the Commission.  The undersigned is unaware of, and is in no way relying on, any form of general solicitation or general advertising in connection with the undersigned’s decision to purchase the Warrant Shares.  The undersigned is purchasing the Shares Warrant Shares without being furnished any offering or sales literature or prospectus.

c)           Purchase for Investment.  The undersigned is subscribing for the Warrant Shares solely for his, her or its own account for investment purposes and not with a view to, or with any intention of, a distribution, sale or subdivision for the account of any other individual, corporation, firm, partnership, limited liability company, joint venture, association or person.

d)           Accredited Investor and other Investment Representations.  The undersigned represents and warrants that the undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act and that the undersigned has accurately completed the Accredited Investor Certification, which precedes the signature page hereof.

e)           Restrictions on Transfer.

i.           The undersigned understands and agrees that because the offer and sale of the Warrant Shares subscribed for herein have not been registered under federal or state securities laws, the Warrant Shares may not at any time be sold or otherwise disposed of by the undersigned unless they are registered under the Securities Act or there is applicable to such sale or other disposition one of the exemptions from registration set forth in the Securities Act, the rules and regulations of the Commission thereunder and applicable state law.  The undersigned further understands that the Company has no obligation or present intention to register the Warrant Shares, or to permit its sale other than in strict compliance with the Securities Act, Commission rules and regulations thereunder, and applicable state law.  The undersigned expects to hold the Warrant Shares for an indefinite period and understands that the undersigned will not readily be able to liquidate this investment even in case of an emergency.

ii.           The Warrant Shares shall be subject to a “stop transfer” instruction and shall have endorsed thereon legends substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT COVERING THESE SECURITIES UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE ACT OR UNDER APPLICABLE STATE SECURITIES LAWS.”

f)           Investment Risks. The undersigned represents that he, she or it has read and understands all of the “Risk Factors” set forth in the Company’s Private Placement memorandum dated November __, 201 and has had available the fuller discussion of those “Risk Factors” set forth in the Company’s most recent Form 10-K and Form 10-Q on file with the Commission.  Without limiting the foregoing, the undersigned has such knowledge and experience in financial and business matters that he, she or it is capable of evaluating the merits and risks of an investment in the Warrant Shares.  The undersigned recognizes that the Company is a development stage company with an extremely limited financial and operating history, that the development of vaccines is difficult, time consuming, and expensive, and that an investment in the Company involves very significant risks.  The undersigned further recognizes that (A) an investment in the Company is highly speculative, (B) an investor may not be able to liquidate his, her or its investment, (C) transferability of the Warrant Shares is extremely limited, (D) in the event of a disposition, the investor could sustain a loss of his, her or its entire investment, and (E) the Company intends to continue to raise additional funds in the near future through the sale of equity, and that any such sale below the Exercise Price set forth in the Warrant may be on terms to investors that are more favorable than the terms to the undersigned.  The undersigned is capable of bearing the economic risks of an investment in the Warrant Shares, including, but not limited to, the possibility of a complete loss of the undersigned’s investment, as well as limitations on the transferability of the Warrant Shares, which may make the liquidation of an investment in the Warrant Shares difficult or impossible for the indefinite future.  The undersigned acknowledges that legal advice has been provided to the Company by Womble Carlyle Sandridge & Rice, LLP, and that such law firm has neither provided advice to the undersigned nor performed any due diligence on the undersigned’s behalf.  The undersigned acknowledges that he, she or it has been advised to seek his, her or its own independent counsel from attorneys, accountants and other advisors with respect to an investment in this offering.

g)           Residence.  The undersigned, if a natural person, is a bona fide resident of the State set forth in his or her address on the signature page hereof.  The undersigned, if an entity, has its principal place of business at the mailing address set forth on the signature page hereof.

h)           Investor Information; Survival of Representations and Warranties and Covenants.  The representations, warranties, covenants and agreements contained herein shall survive the date hereof.  Any information that the undersigned is furnishing to the Company in connection with the undersigned’s purchase of the Warrant Shares is correct and complete as of the date hereof and if there should be any material change in such information prior to his, her or its admission as a shareholder of the Company, the undersigned will immediately furnish such revised or corrected information to the Company.

i)            Due Organization.  If the undersigned is a corporation, partnership or limited liability company, the undersigned is duly organized, validly existing and in good standing under the jurisdiction of its organization, has all requisite power and authority to own, lease and operate its properties, to carry on its business as currently being conducted, to enter into this Notice of Exercise and to perform its obligations hereunder and thereunder.

j)            Due Authorization.  If the undersigned is a corporation, partnership or limited liability company, the execution, delivery and performance by the undersigned hereof and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the undersigned.

k)           Capacity.  If the undersigned is an individual, the undersigned has the capacity to execute and deliver this Notice of Exercise, and to perform its obligations hereunder.

l)            Enforceability.  This Notice of Exercise will be, upon its execution and delivery, a valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms.

m)           No Conflicts.  Neither the execution, delivery or performance by the undersigned of this Notice of Exercise, nor the consummation by the undersigned of the transactions contemplated hereby will (A) conflict with or result in a breach of any provision of the undersigned’s charter, bylaws or other organizational documents, (B) cause a default (or give rise to any right of termination, cancellation or acceleration) under any of the terms, conditions or provisions of any agreement, instrument or obligation to which the undersigned is a party or (C) violate any law, statute, rule, regulation, judgment, order, writ, injunction or decree of any court, administrative agency or governmental body, in each case applicable to the undersigned or its properties or assets.

n)           No Approvals.  No filing with, and no permit, authorization, consent or approval of, any person (governmental or private) is necessary for the consummation by the undersigned of the transactions contemplated by this Notice of Exercise.

o)           Brokerage Commissions and Finders’ Fees.  Neither the undersigned nor anyone acting on the undersigned’s behalf has taken any action which has resulted, or will result, in any claims for brokerage commissions or finders’ fees by any person in connection with the transactions contemplated hereby this Notice of Exercise.

Accredited Investor Certification

YOU MUST BE ABLE TO CHECK OFF AT LEAST ONE OF THE BOXES BELOW IN ORDER TO PURCHASE THE SHARES.

ð
The undersigned is a natural person who had individual income of more than $200,000 in each of the most recent two years or joint income with his spouse in excess of $300,000 in each of the most recent two years and reasonably expects to reach that same income level for this year; “income”, for purposes hereof, should be computed as follows:  individual adjusted gross income, as reported (or to be reported) on a federal income tax return, increased by (a) any deduction of long-term capital gains under section 1202 of the Internal Revenue Code of 1986 (the “Code”), (b) any deduction for depletion under Section 611 et seq. of the Code, (c) any exclusion for interest under Section 103 of the Code and (d) any losses of a partnership as reported on Schedule E of Form 1040;

ð
The undersigned is a natural person whose individual net worth (i.e., total assets in excess of total liabilities), or joint net worth with his spouse, will at the time of purchase of the Note be in excess of $1,000,000 (excluding the value of the undersigned’s primary residence);

ð
The undersigned is a corporation, Massachusetts or similar business trust, partnership, or limited liability company, or any organization described in Section 501(c)(3) of the Code, not formed for the specific purpose of acquiring the Note, with total assets in excess of $5,000,000;

ð
The undersigned is a trust (other than a revocable grantor trust), which trust has total assets in excess of $5,000,000, which is not formed for the specific purpose of acquiring the Note offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that he is capable of evaluating the risks and merits of an investment in the Note;

ð
The undersigned is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, and either: (a) the investment decision will be made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, insurance company, or a registered investment adviser; or (b) the employee benefit plan has total assets in excess of $5,000,000; or (c) the employee benefit plan is a self-directed plan, including an Individual Retirement Account, with the meaning of Title I of such act, and the person directing the purchase is an Accredited Investor**;

**NOTE.  If the undersigned is relying solely on this item for its Accredited Investor status, please print the name of the person directing the purchase in the following space and furnish a completed and signed Accredited Investor Certification for such person.

ð
The undersigned is an investor otherwise satisfying the requirements of Section 501(a)(1), (2) or (3) of Regulation D promulgated under the Securities Act, which includes, but is not limited to, a self-directed employee benefit plan where investment decisions are made solely by persons who are “accredited investors” as otherwise defined in Regulation D;

ð	The undersigned is a member of the Board of Directors or an executive officer of the Company; or

ð
The undersigned is an entity (including an IRA or revocable grantor trust but other than a conventional trust) in which all of the equity owners meet the requirements of at least one of the above subparagraphs.

NOTICE OF EXERCISE
SIGNATURE PAGE

If the investing entity is an INDIVIDUAL, or if the purchase of Warrant Shares is being made as  JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Print Name(s)	Social Security Number(s)

Signature(s) of subscriber(s)	Signature(s) of subscriber(s)
Address:
Date

If the investing entity is a PARTNERSHIP, CORPORATION, LLC or TRUST:

Name of Entity	Federal Taxpayer ID Number

By:
Name:	State of Organization
Title:

Address:
Date